UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 26, 2018
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
HealthSouth Corporation
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information contained herein is being furnished pursuant to Item 2.02 of Form 8‑K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 2.02. Results of Operations and Financial Condition.
On February 26, 2018, Encompass Health Corporation (“Encompass Health” or the “Company”) issued a press release reporting the financial results of the Company for the three months and year ended December 31, 2017. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on hospitals open throughout both the full current and prior periods presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company's results of operations.
ITEM 7.01. Regulation FD Disclosure.
See Item 2.02, “Results of Operations and Financial Condition,” above.
In addition, a copy of the supplemental information which will be discussed during the Company’s earnings call at 9:00 a.m. Eastern Time on Tuesday, February 27, 2018 is attached to this report as Exhibit 99.2 and incorporated herein by reference.
On December 31, 2014, we acquired 83.3% of our home health and hospice business when we purchased EHHI Holdings, Inc. (“EHHI”). In the acquisition, we acquired all of the issued and outstanding equity interests of EHHI, other than equity interests contributed to Encompass Health Home Health Holdings, Inc. (“Holdings”), a subsidiary of Encompass Health and an indirect parent of EHHI, by certain sellers in exchange for shares of common stock of Holdings. Those sellers were members of EHHI management, and they contributed a portion of their shares of common stock of EHHI, valued at approximately $64 million on the acquisition date, in exchange for approximately 16.7% of the outstanding shares of common stock of Holdings. At any time after December 31, 2017, each management investor has the right (but not the obligation) to have his or her shares of Holdings stock repurchased by Encompass Health for a cash purchase price per share equal to the fair value. Specifically, up to one-third of each management investor’s shares of Holdings stock may be sold prior to December 31, 2018; two-thirds of the shares may be sold prior to December 31, 2019; and all of the shares may be sold thereafter. At any time after December 31, 2019, Encompass Health will have the right (but not the obligation) to repurchase all or any portion of the shares of Holdings stock owned by each management investor for a cash purchase price per share equal to the fair value. As of December 31, 2017, the value of those outstanding shares of Holdings was approximately $192 million. In February 2018, each management investor exercised the right to sell one-third of his or her shares of Holdings stock to Encompass Health, representing in the aggregate approximately 5.6% of the outstanding shares of the common stock of Holdings. On February 21, 2018, Encompass Health settled the acquisition of those shares upon payment of approximately $65 million in cash.
This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Note Regarding Presentation of Non-GAAP Financial Measures
The financial data contained in the press release and supplemental information include non-GAAP financial measures, including the Company’s adjusted earnings per share, leverage ratio, Adjusted EBITDA, and adjusted free cash flow.
The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”). The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements; professional fees—accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be non-indicative of its ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company’s ongoing operating performance. Accordingly, they can complicate comparisons of the Company’s results of operations across periods and comparisons of the Company’s results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States (“GAAP”) as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. The Company reconciles adjusted earnings per share to earnings per share in the press release attached as Exhibit 99.1 and the supplemental information attached as Exhibit 99.2.
The leverage ratio referenced therein is defined as the ratio of consolidated total debt to Adjusted EBITDA for the trailing four quarters. The Company believes its leverage ratio and Adjusted EBITDA are measures of its ability to service its debt and its ability to make capital expenditures. Additionally, the leverage ratio is a standard measurement used by investors to gauge the creditworthiness of an institution. The Company’s credit agreement also includes a maximum leverage ratio financial covenant which allows the Company to deduct up to $100 million of cash on hand from consolidated total debt. The Company reconciles Adjusted EBITDA to net income and to net cash provided by operating activities in the press release attached as Exhibit 99.1 and the supplemental information attached as Exhibit 99.2. Adjusted EBITDA for the Company’s reportable segments is reconciled to net income from continuing operations before income tax expense in the press release attached as Exhibit 99.1 and the supplemental information attached as Exhibit 99.2.
The Company uses Adjusted EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is the key component of certain material covenants contained within the Company’s credit agreement, which is discussed in more detail in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Liquidity and Capital Resources,” and Note 9, Long-term Debt, to the consolidated financial statements included in its Annual Report on Form 10‑K for the year ended December 31, 2017 (the “2017 Form 10‑K”), when filed. These covenants are material terms of the credit agreement. Noncompliance with these financial covenants under the credit agreement—its interest coverage ratio and its leverage ratio—could result in the Company’s lenders requiring the Company to immediately repay all amounts borrowed. If the Company anticipated a potential covenant violation, it would seek relief from its lenders, which would have some cost to the Company, and such relief might be on terms less favorable to those in the Company’s existing credit agreement. In addition, if the Company cannot satisfy these financial covenants, it would be prohibited under the credit agreement from engaging in certain activities, such as incurring additional indebtedness, paying common stock dividends, making certain payments, and acquiring and disposing of assets. Consequently, Adjusted EBITDA is critical to the Company’s assessment of its liquidity.
In general terms, the credit agreement definition of Adjusted EBITDA, therein referred to as “Adjusted Consolidated EBITDA,” allows the Company to add back to consolidated net income interest expense, income taxes, and depreciation and amortization and then add back to consolidated net income (1) all unusual or nonrecurring items reducing consolidated net income (of which only up to $10 million in a year may be cash expenditures), (2) any losses from discontinued operations and closed locations, (3) costs and expenses, including legal fees and expert witness fees, incurred with respect to litigation associated with stockholder derivative litigation, (4) share-based compensation expense, and (5) cost and expenses in connection with the Encompass Health rebranding. The Company also subtracts from consolidated net income all unusual or nonrecurring items to the extent they increase consolidated net income.
The calculation of Adjusted EBITDA under the credit agreement does not require us to deduct net income attributable to noncontrolling interests or gains on disposal of assets and development activities. It also does not allow us to add back professional fees unrelated to the stockholder derivative litigation, losses on disposal of assets, unusual or nonrecurring cash expenditures in excess of $10 million, and charges resulting from debt transactions and development activities. These items and amounts, in addition to the items falling within the credit agreement’s “unusual or nonrecurring” classification, may occur in future periods, but can vary significantly from period to period and may not directly relate to our ongoing operating performance. Accordingly, these items may not be indicative of our ongoing operating performance, so the Adjusted EBITDA calculation presented here includes adjustments for them.
Adjusted EBITDA is not a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted EBITDA should not be considered a substitute for net income or cash flows from operating, investing, or financing activities. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in Note 1, Summary of Significant Accounting Policies, to the consolidated financial statements accompanying the 2017 Form 10-K.

The Company also uses adjusted free cash flow as an analytical indicator to assess its performance. Management believes the presentation of adjusted free cash flow provides investors an efficient means by which they can evaluate the Company’s capacity to reduce debt, pursue development activities, and return capital to its common stockholders. The calculation of adjusted free cash flow and a reconciliation of net cash provided by operating activities to adjusted free cash flow are included in the press release attached as Exhibit 99.1 and the supplemental information attached as Exhibit 99.2. This measure is not a defined measure of financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities. The Company’s definition of adjusted free cash flow is limited and does not represent residual cash flows available for discretionary spending. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. See the consolidated statements of cash flows included in the 2017 Form 10‑K, when filed, and in the press release attached as Exhibit 99.1 for the GAAP measures of cash flows from operating, investing, and financing activities.
Excluding net operating revenues, the Company does not provide guidance on a GAAP basis because it is unable to predict, with reasonable certainty, the future impact of items that are deemed to be non-indicative of its ongoing operating performance. Such items include government, class action, and related settlements; professional fees-accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be non-indicative of its ongoing operating performance. These items are uncertain and will depend on several factors, including industry and market conditions, and could be material to the Company's results computed in accordance with GAAP.
Forward-Looking Statements
The information contained in the press release and supplemental information includes certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, the Company’s business strategy, financial plans, dividend strategies or payments, effective income tax rates, plans to repurchase its debt or equity securities, future financial performance, projected business results or model, ability to return value to its shareholders, projected capital expenditures, leverage ratio, acquisition opportunities, and the impact of future legislation or regulation. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections, or forward-looking statements will be realized.
All such estimates, projections, and forward-looking statements speak only as of the date hereof. The Company undertakes no duty to publicly update or revise that information.
You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report, the press release, and supplemental information as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the attached press release and in the 2017 Form 10‑K, when filed, and in other documents the Company previously filed with the SEC, many of which are beyond the Company’s control. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.
ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release of Encompass Health Corporation, dated February 26, 2018.
99.2	Supplemental information provided in connection with the fourth quarter 2017 earnings call of Encompass Health Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: February 26, 2018